SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    March 23, 2005
                                                 -----------------------------

                               CirTran Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)


                     0-26059                    68-0121636
           (Commission File Number) (IRS Employer Identification No.)


               4125 South 6000 West, West Valley City, Utah 84128
               (Address of Principal Executive Offices) (Zip Code)


                                  801.963.5112
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 2.01         Completion of Acquisition of Assets
Item 2.03         Creation of a Direct Financial Obligation
Item 3.02         Unregistered Sales of Equity Securities

Purchase of LLC Membership Interests

         On March 31, 2005, the Company entered into a Membership Acquisition Agreement (the "Acquisition Agreement") with Rajayee Sayegh (the "Seller") for the purchase of one hundred percent (100%) of the membership interests in PFE Properties LLC, a Utah limited liability company ("PFE"). Under the Acquisition Agreement, the Company agreed to issue twenty million (20,000,000) shares of its restricted common stock, with an estimated value of One Million Dollars ($1,000,000). No registration rights were granted. The shares were issued without registration under the 1933 Act in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder.

         The primary asset of PFE is its rights, titles and interests in and to a parcel of real property, together with any improvements, rents and profits thereon or associated therewith, located at 4125 S. 6000 W., West Valley City, Utah, 84128, where the Company presently has its headquarters and manufacturing facility.

         Prior to the purchase of the membership interests, on December 17, 2003, the Company had entered into a ten-year lease with PFE for the property. The lease payments were $16,974. Following the acquisition of the PFE interests, PFE will continue to own the building, and the Company will continue to make lease payments under the 2003 lease.

         In connection of the Company's purchase of the membership interests in PFE, the Company is now responsible, through PFE, for the servicing the loan that PFE has on the property. The principal amount of the loan is $1,050,000, and accrues interest at a rate of 12.5% per year. The loan is due January 2009. Through January 2006, PFE will make interest only payments. Between February 2006 and December 2008, PFE will make payments of approximately $15,000, consisting of principal and interest. In January 2009, the remaining unpaid principal and accrued and unpaid interest will come due in full. In connection with the purchase of the interests in PFE, the Company did not guarantee PFE's loan obligation.

Item 3.02.  Unregistered Sales of Equity Securities

Conversion of Debt to Equity

         In March 2005, CirTran Corporation (the "Company"), entered into agreements with eight individuals or entities (collectively, the "Lenders") to whom the Company was indebted, in an aggregate amount of $2,450,000, pursuant to which, the Company agreed to issue an aggregate of 61,250,000 shares of its restricted common stock in exchange for the Lenders' agreeing to cancel the debt obligations owed by the Company. With respect to $2,050,000 of the indebtedness, that amount was owed to Abacas Ventures, Inc. ("Abacas"), a company that had purchased certain of the Company's obligations.
Abacas agreed to the cancellation of the Company's obligation to Abacas in return for the Company's issuing shares to certain of Abacas's shareholders and the other named individuals. Trevor Saliba, who is a beneficiary of the Saliba Private Annuity Trust, has been a director of the Company since June 2001.

         The remaining $400,000 was due to I&R Properties in connection with past rent on the Company's headquarters building. I&R Properties is a company owned and controlled by individuals who are officers, directors and principal stockholders.

         The Company issued the following amounts of shares to the individual Lenders in exchange for cancellation of the following obligations:

---------------------------------------- -------------------------------------- --------------------------------------
Name of Lender                           Shares Issued                          Obligation Canceled
---------------------------------------- -------------------------------------- --------------------------------------
Saliba Living Trust                      6,025,000                              $241,000
---------------------------------------- -------------------------------------- --------------------------------------
Saliba Private Annuity Trust             17,500,000                             $700,000
---------------------------------------- -------------------------------------- --------------------------------------
Trevor M. Saliba                         11,375,000                             $455,000
---------------------------------------- -------------------------------------- --------------------------------------
Basem Nesheiwat                          6,825,000                              $273,000
---------------------------------------- -------------------------------------- --------------------------------------
Sam Attallah                             6,825,000                              $273,000
---------------------------------------- -------------------------------------- --------------------------------------
Amer Hawatmeh                            2,200,000                              $88,000
---------------------------------------- -------------------------------------- --------------------------------------
Anwar Ajnass                             500,000                                $20,000
---------------------------------------- -------------------------------------- --------------------------------------
I&R Properties, LLC                      10,000,000                             $400,000
---------------------------------------- -------------------------------------- --------------------------------------


         The Company issued the shares, and the Lenders cancelled the obligations, pursuant to subscription agreements (the "Agreements") with each of the Lenders. Pursuant to the Agreements, the Company issued shares for a purchase price of $0.04 per share. The shares are restricted stock, and will bear standard restricted stock legends. No registration rights were granted to any of the Lenders. The shares were issued without registration under the 1933 Act in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None.

         (b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

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

     99.1 Subscription Agreement between CirTran Corporation and the Saliba Living Trust

     99.2 Subscription Agreement between CirTran Corporation and the Saliba Private Annuity Trust

     99.3 Subscription  Agreement  between  CirTran  Corporation  and  Trevor M.
          Saliba

     99.4 Subscription Agreement between CirTran Corporation and Basem Neshiewat

     99.5 Subscription Agreement between CirTran Corporation and Sam Attallah

     99.6 Subscription Agreement between CirTran Corporation and Amer Hawatmeh

     99.7 Subscription Agreement between CirTran Corporation and Anwar Ajnass

     99.8 Subscription Agreement between CirTran Corporation and I&R Properties, LLC

     99.9 PFE Properties, LLC, Membership Acquisition Agreement between CirTran Corporation and Rajayee Sayegh, dated as of March 31, 2005.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CirTran Corporation


Date: April 14, 2005           By: /s/ Iehab J. Hawatmeh
      ---------------             ----------------------
                                  Iehab J. Hawatmeh, President